UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________________________
FORM 8-K
__________________________________________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2019
Cerner Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-15386	43-1196944
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2800 Rockcreek Parkway, North Kansas City, Missouri	64117
(Address of Principal Executive Offices)	(Zip Code)
(816) 221-1024
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CERN	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Denis A. Cortese, M.D. retired from the Board of Directors (the "Board") of Cerner Corporation ("Cerner" or "our"), effective immediately prior to Cerner's 2019 Annual Meeting of Shareholders held on May 30, 2019 (the "2019 Annual Meeting"). Immediately thereafter, the size of the Board was decreased to ten members.

As reported below, at the 2019 Annual Meeting, Cerner's shareholders approved the amendment and restatement of the Cerner Corporation 2011 Omnibus Equity Incentive Plan (as amended and restated, the "Omnibus Plan"). A summary of the Omnibus Plan is included in Proposal No. 4 of Cerner's definitive proxy statement filed with the Securities and Exchange Commission on April 29, 2019 (the "2019 Proxy Statement"). The description below of the Omnibus Plan is qualified in its entirety by reference to the full text of the Plan filed herewith as Exhibit 10.1 and incorporated herein by reference.

The Omnibus Plan is designed to assist Cerner in recruiting and retaining key associates, certain consultants and non-employee directors and to align such individuals' interests with those of Cerner's shareholders. The terms of the Omnibus Plan provide for the granting of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units, performance grants and bonus shares, some of which may be paid in cash, shares of Cerner common stock, or a combination of cash and shares of Cerner common stock. Subject to certain adjustments, the maximum number of shares of Cerner common stock that may be delivered pursuant to awards under the Omnibus Plan is the sum of (i) 54,300,000 shares, plus (ii) any shares either available for issuance under the Cerner Corporation 2004 Long-Term Incentive Plan G ("Plan G") on May 27, 2011 (the original adoption date of the Omnibus Plan) or that, on or after May 27, 2011, became available under the Omnibus Plan due to the original Plan G awards expiring or being canceled or terminated without the issuance of shares thereunder. Eligible participants under the Omnibus Plan include key associates, consultants and non-employee directors. The Omnibus Plan is administered by the Compensation Committee (or such other committee as the Board of Directors may determine), and such committee has the sole discretion to determine who may be granted awards under the Omnibus Plan, the size and types of such awards and the terms and conditions of such awards. The amendments to the Omnibus Plan:

•	Increase the maximum number of shares of Cerner common stock authorized for issuance under the Omnibus Plan by 22,300,000 shares.

•	Clarify that dividends or dividend equivalents will not be payable with respect to an award unless and until such award vests in accordance with the underlying terms of the grant.

•	Provide that at least 95% of grants made under the Omnibus Plan on or after May 30, 2019 (the "New Effective Date") will be subject to a minimum vesting requirement of at least one year.

•
Increase the ratio by which shares subject to full-value awards granted after the New Effective Date are counted against the total number of shares authorized for issuance under the Omnibus Plan from 2.4 to 2.68 for each share subject to such awards. The amendments also make the same increase to the ratio by which shares subject to full-value awards granted after the New Effective Date that are forfeited, terminated, surrendered, cancelled or expired once again become available for issuance under the Omnibus Plan.

•
Impose a cap on the aggregate value of all compensation paid or granted to any non-employee Director for serving as a Director, including grants under the Omnibus Plan and cash fees paid to such Director, of $600,000 per calendar year (or $900,000 per calendar year for any non-employee Director for serving as Chairman of the Board), excluding special compensation for service as a committee chair, for services as Lead Independent Director, and grants made in connection with the initial appointment of such Director.

•	Extended the term of the Omnibus Plan to May 29, 2029.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the 2019 Annual Meeting, our shareholders considered and voted on four proposals, each of which is described in detail in the 2019 Proxy Statement. The following is a brief description of the matters that were voted on at the 2019 Annual Meeting and the results of such voting:

Proposal No. 1 - The election of four Class III Directors: Gerald E. Bisbee, Jr., Ph.D., M.B.A., Linda M. Dillman, George A. Riedel, M.B.A. and R. Halsey Wise, M.B.A., each to serve for a three-year term.

Final Results: Gerald E. Bisbee, Jr., Ph.D., M.B.A., Linda M. Dillman, George A. Riedel, M.B.A. and R. Halsey Wise, M.B.A. were each elected as Class III Directors.

	For	Against	Abstentions	Broker Non-votes

Gerald E. Bisbee, Jr., Ph.D., M.B.A.	258,286,782	14,239,088	643,122	23,866,239
Linda M. Dillman	265,197,521	7,171,066	800,405	23,866,239
George A. Riedel, M.B.A.	269,173,882	3,132,661	862,449	23,866,239
R. Halsey Wise, M.B.A.	269,947,154	2,362,204	859,634	23,866,239

Proposal No. 2 - The ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2019.
Final Results: The shareholders ratified the appointment of KPMG LLP as our independent registered public accounting firm for 2019.

For	Against	Abstentions

285,502,593	11,025,304	507,334

There were no broker non-votes with respect to this proposal.

Proposal No. 3 - An advisory vote to approve the compensation of our Named Executive Officers.
Final Results: The shareholders approved, on an advisory basis, the compensation of our Named Executive Officers.

For	Against	Abstentions	Broker Non-votes

246,921,756	21,578,777	4,668,459	23,866,239

Proposal No. 4 - The amendment and restatement of the Omnibus Plan, including an increase in the number of authorized shares under the plan.
Final Results: The shareholders approved the amendment and restatement of the Omnibus Plan, including an increase in the number of authorized shares under the plan.

For	Against	Abstentions	Broker Non-votes

249,633,187	22,948,323	587,482	23,866,239

Item 9.01 Financial Statements and Exhibits.
d) Exhibits

Exhibit Number	Description

10.1	Cerner Corporation 2011 Omnibus Equity Incentive Plan (As Amended and Restated May 30, 2019)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERNER CORPORATION

Date: June 3, 2019	By:	/s/ Marc G. Naughton
Marc G. Naughton, Executive Vice President
and Chief Financial Officer